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                                                                   EXHIBIT 10.55

                     ADDITIONAL BORROWER JOINDER SUPPLEMENT

         THIS ADDITIONAL BORROWER JOINDER SUPPLEMENT (this "Agreement") is made this 10th day of December, 1998, by and among ALS HOLDINGS, INC., a corporation organized under the laws of the State of Delaware ("Holdings"), ALS WISCONSIN HOLDINGS, INC., a Delaware corporation (the "Additional Borrower"), and wholly-owned subsidiary of ALTERNATIVE LIVING SERVICES, INC. A corporation organized under the law of the State of Delaware ("ALS"), and BANK UNITED (the "Agent") in its capacity as agent for each of the Lenders (as defined in the Financing Agreement, as that term is defined hereinbelow).

         NOW, THEREFORE, for value received the undersigned agree as follows:

         1. Reference is hereby made to the Financing and Security Agreement dated as of September 28, 1998 (as amended, modified, restated, substituted, extended and renewed at any time and from time to time, the "Financing Agreement") by and among Holdings and each Person which is included in the definition of "Borrower" (as that term is defined in the Financing Agreement) immediately prior to the date of this Agreement (together with Holdings, collectively, the "Existing Borrower"), and the Agent. Capitalized terms not otherwise defined in this Agreement shall have the meanings given to them in the Financing Agreement.

         2.       (a)      As a condition precedent to extending the Credit
Facility to the Borrower, the Lenders required that any Wholly Owned Subsidiary which owns a Facility to be encumbered with a Deed of Trust to secure the Credit Facility execute this Agreement to evidence its agreement to the terms of the Financing Documents as applicable. The Additional Borrower and the Existing Borrowers are Wholly Owned Subsidiaries of ALS. The Additional Borrower and the Existing Borrowers hereby acknowledge, confirm and agree that on and as of the date of this Agreement the Additional Borrower has become an "Additional Borrower" (as that term is defined in the Financing Agreement), and, along with the Existing Borrowers, is included in the definition of "Borrower" under the Financing Agreement and the other Financing Documents for all purposes thereof, and as such shall be jointly and severally liable, as provided in the Financing Documents, for all Obligations thereunder (whether incurred or arising prior to, on, or subsequent to the date hereof) and otherwise bound by all of the terms, provisions and conditions thereof.

                  (b) The Additional Borrower and the Existing Borrowers hereby acknowledge, confirm and agree that on and as of the date of this Agreement Additional Borrower has received the benefit of advances made under the Loan and granted a first lien Mortgage/Deed of Trust, Assignment and Security Agreement covering its Facilities located in Outagamie County, Wisconsin known as "Wynwood of Appleton" and Dane County, Wisconsin known as "Wynwood of Madison" (collectively, the "Property") to secure the Obligations, and as such shall be jointly and severally liable, as provided in the Financing Documents, for all Obligations thereunder (whether incurred or arising prior to, on, or subsequent to the date hereof) and otherwise bound by all of the terms, provisions and conditions thereof.

                  (c) Without in any way implying any limitation on any of the provisions of

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this Agreement, the Additional Borrower agrees to execute such financing statements, instruments, and other documents as the Agent may require to further evidence the Additional Borrower's obligations under the Financing Agreement and to further secure the Obligations.

                  (d) Without in any way implying any limitation on any of the provisions of this Agreement, the Additional Borrower hereby represents and warrants that all of the representations and warranties contained in the Financing Documents are true and correct on and as of the date hereof as if made on and as of such date, both before and after giving effect to this Joinder Supplement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Joinder Supplement.

         3. The Additional Borrower hereby promises to pay, jointly and severally with the Existing Borrowers all sums due or to become due under the Note and all of the other Obligations. This Agreement shall constitute an Allonge to the Note for the purposes of adding the Additional Borrower as a Borrower, jointly and severally liable with the Existing Borrowers.

         4. Each Person included in the term "Borrower" hereby covenants and agrees with the Agent and the Lenders as follows:

                  (a) The Obligations include all present and future indebtedness, duties, obligations, and liabilities, whether now existing or contemplated or hereafter arising, of any one or more of the Additional Borrower or the Existing Borrowers.

                  (b) Reference in this Agreement, the Financing Agreement and the other Financing Documents to the "Borrower" or otherwise with respect to any one or more of the Persons now or hereafter included in the definition of "Borrower" shall mean each and every such Person and any one or more of such Persons, jointly and severally, unless the context requires otherwise (by way of example, and not limitation, if only one such Person is the owner of the real property which is the subject of a mortgage).

                  (c) Each Person included in the term "Borrower" in the discretion of its respective management is to agree among themselves as to the allocation of the proceeds of the Credit Facility, provided, however, that each such Person be deemed to have represented and warranted to the Agent and the Lenders at the time of allocation that each benefit and use of proceeds is a Permitted Use.
                  (d) For administrative convenience, each Person included in the term "Borrower" hereby irrevocably appoints Holdings as the Borrower's attorney-in-fact, with power of substitution (with the prior written consent of the Agent in the exercise of its sole and absolute discretion), in the name of Holdings or in the name of the Borrower or otherwise to take any and all actions with respect to this Agreement, the other Financing Documents, the Obligations and/or the Collateral (including, without limitation, the proceeds thereof) as Holdings may so elect from time to time, including, without limitation, actions to (i) request advances under the Loan, and direct the Agent to disburse or credit the proceeds of any advance under the Loan directly to an account of Holdings, any one or more of such Persons or otherwise, which direction shall evidence the making of such advance and shall constitute the acknowledgment by each such Person of the receipt of the proceeds of such



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Loan or the benefit of such Letter of Credit, (ii) enter into, execute, deliver, amend, modify, restate, substitute, extend and/or renew this Agreement, any Additional Borrower Joinder Supplement, any other Financing Documents, security agreements, mortgages, deposit account agreements, instruments, certificates, waivers, letter of credit applications, releases, documents and agreements from time to time, and (iii) endorse any check or other item of payment in the name of such Person or in the name of ALS. The foregoing appointment is coupled with an interest, cannot be revoked without the prior written consent of the Agent, and may be exercised from time to time through ALS' duly authorized officer, officers or other Person or Persons designated by ALS to act from time to time on behalf of ALS.

                  (e) Each Person included in the term "Borrower" hereby irrevocably authorizes each of the Lenders to make advances to any one or more or to all of such Persons, pursuant to the provisions of this Agreement upon the written, oral or telephonic request of any one or more of the Persons who is from time to time a Responsible Officer of a Borrower under the provisions of the most recent certificate of corporate resolutions and/or incumbency of the Person included in the term "Borrower" on file with the Agent and also upon the written, oral or telephone request of any one of the Persons who is from time to time designated pursuant to Section 2.2 of the Financing Agreement.

                  (f) Neither the Agent nor any of the Lenders assumes any responsibility or liability for any errors, mistakes, and/or discrepancies in the oral, telephonic, written or other transmissions of any instructions, orders, requests and confirmations between the Agent and any one or more of the Persons included in the term "Borrower" or the Agent and any of the Lenders in connection with the Credit Facilities, any advance under the Loan, or any other transaction in connection with the provisions of this Agreement with the exception of those arising from the Agent's or any of the Lenders' gross negligence or willful misconduct.

         5. Without implying any limitation on the joint and several nature of the Obligations, the Lenders agree that, notwithstanding any other provision of this Agreement, the Persons included in the term "Borrower" may create reasonable inter-company indebtedness between or among the Persons included in the term "Borrower" with respect to the allocation of the benefits and proceeds of the advances under the Financing Agreement. The Persons included in the term "Borrower" agree among themselves, and the Agent and the Lenders consent to that agreement, that each such Person shall have rights of contribution from all of the such Persons to the extent such Person incurs Obligations in excess of the proceeds of the Loans received by, or allocated to purposes for the direct benefit of, such Person. All such indebtedness and rights shall be, and are hereby agreed by the Persons included in the term "Borrower" to be, subordinate in priority and payment to the indefeasible repayment in full in cash of the Obligations, and, unless the Agent agrees in writing otherwise, shall not be exercised or repaid in whole or in part until all of the Obligations have been indefeasibly paid in full in cash. Each Person included in the term "Borrower" agrees that all of such inter-company indebtedness and rights of contribution are part of the Collateral and secure the Obligations. Each Person included in the term "Borrower" hereby waives all rights of counter claim, recoupment and offset between or among themselves arising on account of that indebtedness and otherwise. Unless otherwise consented to in writing by the Agent, no Person included in the term "Borrower" shall evidence the inter-company indebtedness or rights of contribution by note or other instrument, and shall



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not secure such indebtedness or rights of contribution with any Lien or security.

         6.       (a)      Each Person included in the term "Borrower" hereby
represents and warrants to the Agent and the Lenders that each of them will derive benefits, directly and indirectly, from each advance under the Loan, both in their separate capacity and as a member of the integrated group to which each such Person belongs and because the successful operation of the integrated group is dependent upon the continued successful performance of the functions of the integrated group as a whole, because (i) the terms of the consolidated financing provided under this Agreement are more favorable than would otherwise would be obtainable by such Persons individually, and (ii) the additional administrative and other costs and reduced flexibility associated with individual financing arrangements which would otherwise be required if obtainable would substantially reduce the value to such Persons of the financing.

                  (b) Each Person included in the term "Borrower" hereby represents and warrants that all of the representations and warranties contained in the Financing Documents are true and correct on and as of the date hereof as if made on and as of such date, both before and after giving effect to this Agreement, and that no Event of Default or Default has occurred and is continuing or exists or would occur or exist after giving effect to this Agreement.

         7.       Guaranty.

                  (a) Each Person included in the term "Borrower" hereby unconditionally and irrevocably, guarantees to the Agent and the Lenders:

                           (i) the due and punctual payment in full (and not merely the collectibility) by the other Persons included in the term "Borrower" of the Obligations, including unpaid and accrued interest thereon, in each case when due and payable, all according to the terms of this Agreement, the Notes and the other Financing Documents;

                           (ii) the due and punctual payment in full (and not merely the collectibility) by the other Persons included in the term "Borrower" of all other sums and charges which may at any time be due and payable in accordance with this Agreement, the Notes or any of the other Financing Documents;

                           (iii) the due and punctual performance by the other Persons included in the term "Borrower" of all of the other terms, covenants and conditions contained in the Financing Documents; and

                           (iv) all the other Obligations of the other Persons included in the term "Borrower".

                  (b) The obligations and liabilities of Each Person included in the term "Borrower" as a guarantor under this paragraph 7 shall be absolute and unconditional and joint and several, irrespective of the genuineness, validity, priority, regularity or enforceability of this Agreement, any of the Notes or any of the Financing Documents or any other circumstance which might otherwise constitute a legal or equitable discharge of a surety or guarantor. Each Person included in the term "Borrower" in its capacity as a



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guarantor expressly agrees that the Agent and the Lenders may, in their sole and absolute discretion, without notice to or further assent of such Borrower and without in any way releasing, affecting or in any way impairing the joint and several obligations and liabilities of such Person as a guarantor hereunder:

                           (i) waive compliance with, or any defaults under, or grant any other indulgences under or with respect to any of the Financing Documents;

                           (ii) modify, amend, change or terminate any provisions of any of the Financing Documents;

                           (iii) grant extensions or renewals of or with respect to the Credit Facilities, the Notes or any of the other Financing Documents;

                           (iv)     effect any release, subordination,
                  compromise or settlement in connection with this Agreement, any Note or any of the other Financing Documents;

                           (v) agree to the substitution, exchange, release or other disposition of the Collateral or any part thereof, or any other collateral for the Loan or to the subordination of any lien or security interest therein;

                           (vi) make advances for the purpose of performing any term, provision or covenant contained in this Agreement, any of the Notes or any of the other Financing Documents with respect to which the Borrower shall then be in default;

                           (vii) make future advances pursuant to the Financing Agreement or any of the other Financing Documents;

                           (viii) assign, pledge, hypothecate or otherwise transfer, the Obligations, the Note, any of the other Financing Documents or any interest therein, all as and to the extent permitted by the provisions of this Agreement;

                           (ix) deal in all respects with the other Persons included in the term "Borrower" as if this paragraph 7 were not in effect;

                           (x) effect any release, compromise or settlement with any of the other Persons included in the term "Borrower", whether in their capacity as a Borrower or as a guarantor under this paragraph 7 or any other guarantor; and

                           (xi) provide debtor-in-possession financing or allow use of cash collateral in proceedings under the Bankruptcy Code, it being expressly agreed by all Persons included in the term "Borrower" that any such financing and/or use would be part of the Obligations.

                  (c) The obligations and liabilities of each Person included in the term "Borrower", as guarantor under this paragraph 7 shall be primary, direct and immediate, shall not be subject to any counterclaim, recoupment, set off, reduction or defense based upon any claim that such Person may have against any one or more of the other Persons included in the term "Borrower", the Agent, any one or more of the Lenders and/or any other guarantor and shall not be conditional or contingent upon pursuit or enforcement by the Agent or other Lenders of any remedies it may have against Persons included in the term "Borrower" with respect to this Agreement, the Note or any of the other Financing Documents, whether pursuant to the terms thereof or by operation of law. Without limiting the generality of the



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foregoing, the Agent and the Lenders shall not be required to make any demand upon any of the Persons included in the term "Borrower", or to sell the Collateral or otherwise pursue, enforce or exhaust its or their remedies against the Persons included in the term "Borrower" or the Collateral either before, concurrently with or after pursuing or enforcing its rights and remedies hereunder. Any one or more successive or concurrent actions or proceedings may be brought against each Person included in the term "Borrower" under this paragraph 7, either in the same action, if any, brought against any one or more of the Persons included in the term "Borrower" or in separate actions or proceedings, as often as the Agent may deem expedient or advisable. Without limiting the foregoing, it is specifically understood that any modification, limitation or discharge of any of the liabilities or obligations of any one or more of the Persons included in the term "Borrower", any other guarantor or any obligor under any of the Financing Documents, arising out of, or by virtue of, any bankruptcy, arrangement, reorganization or similar proceeding for relief of debtors under federal or state law initiated by or against any one or more of the Persons included in the term "Borrower", in their respective capacities as borrowers and guarantors under this paragraph 7, or under any of the Financing Documents shall not modify, limit, lessen, reduce, impair, discharge, or otherwise affect the liability of each Borrower under this paragraph 7 in any manner whatsoever, and this paragraph 7 shall remain and continue in full force and effect. It is the intent and purpose of this paragraph 6 that each Person included in the term "Borrower" shall and does hereby waive all rights and benefits which might accrue to any other guarantor by reason of any such proceeding, and the Persons included in the term "Borrower" agree that they shall be liable for the full amount of the obligations and liabilities under this paragraph 6 regardless of, and irrespective to, any modification, limitation or discharge of the liability of any one or more of the Persons included in the term "Borrower", any other guarantor or any obligor under any of the Financing Documents, that may result from any such proceedings.

                  (d) Except with respect to any applicable notice and/or opportunity to cure required to be given under the Financing Documents, each Person included in the term "Borrower", as guarantor under this paragraph 7 , hereby unconditionally, jointly and severally, irrevocably and expressly waives:

                           (i) presentment and demand for payment of the Obligations and protest of non-payment;

                           (ii) notice of acceptance of this paragraph 7 and of presentment, demand and protest thereof;

                           (iii) notice of any default hereunder or under the Notes or any of the other Financing Documents and notice of all indulgences;

                           (iv) notice of any increase in the amount of any portion of or all of the indebtedness guaranteed by this paragraph 7;

                           (v) demand for observance, performance or enforcement of any of the terms or provisions of this paragraph 7, the Notes or any of the other Financing Documents;

                  (vi) all errors and omissions in connection with the Lender's administration of all indebtedness guaranteed by this paragraph 7 except errors and omissions resulting from acts of bad faith or gross negligence;



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                  (vii)    any right or claim of right to cause a marshalling of
         the assets of any one or more of the other Persons included in the term "Borrower";

                  (viii) any act or omission of the Agent or the Lenders (except acts or omissions in bad faith or constituting gross negligence) which changes the scope of the risk as guarantor hereunder; and

                  (ix) all other notices and demands otherwise required by law which such Person may lawfully waive.

         (e) Within ten (10) days following any request of the Agent so to do, each Person included in the term "Borrower" will furnish the Agent and the Lenders and such other persons as the Agent may direct with a written certificate, duly acknowledged stating in detail whether or not any credits, offsets or defenses exist with respect to this paragraph 7.

         8. Acknowledgment of Guarantor. ALS in its capacity as guarantor under the Guaranty of Payment Agreement dated September 28, 1998 by ALS for the benefit of the Lenders (as amended, modified, substituted, extended and renewed from time to time the "Guaranty") and in order to induce the Agent to enter into the foregoing Agreement, (a) consents to the transactions contemplated by and agreements made by the Additional Borrower and the Existing Borrower under the foregoing Agreement, and (b) ratifies, confirms and reissues the terms, conditions, promises, covenants, grants, assignments, agreements, representations, warranties and provisions contained in the Guaranty.


         9. This Agreement shall be governed by and construed and enforced in accordance with the laws of the State of Texas, without regard to principles of choice of law.


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         WITNESS the due execution hereof as of the day and year first written above.

WITNESS:                            ALS WISCONSIN HOLDINGS, INC.


/s/ Jan Campbell                    By: /s/ Mark W. Ohlendorf  (SEAL)
-------------------------              ------------------------
                                       Name: Mark W. Ohlendorf
                                       Title: Vice President

WITNESS:                            ALS HOLDINGS, INC.


/s/ Jan Campbell                    By: /s/ Mark W. Ohlendorf  (SEAL)
-------------------------              ------------------------
                                       Name: Mark W. Ohlendorf
                                       Title: Vice President

WITNESS:                            ALTERNATIVE LIVINGS SERVICES, INC.


/s/ Jan Campbell                    By: /s/ Mark W. Ohlendorf  (SEAL)
-------------------------              ------------------------
                                       Name: Mark W. Ohlendorf
                                       Title: Senior Vice President

WITNESS:                            BANK UNITED
                                    in its capacity as Agent on behalf of the Lenders


-------------------------           By: /s/                        (Seal)
                                       ----------------------------
                                       Name:
                                       Title:


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STATE/COMMONWEALTH OF WISCONSIN,
CITY/COUNTY OF WAUKESHA, TO WIT:

         I HEREBY CERTIFY, that on this 8th day of December, 1998, before me, the undersigned Notary Public of said State/Commonwealth, personally appeared Mark W. Ohlendorf, who acknowledged himself/herself to be the Vice President of ALS Wisconsin Holdings, Inc., a Delaware corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Vice President of said corporation by signing the name of the corporation by himself/herself as Vice President.

         WITNESS my hand and Notarial Seal.

                                   /s/ Joyce Hansen
                                  --------------------------------------
                                  Notary Public


My Commission Expires: 5/26/02.



STATE/COMMONWEALTH OF WISCONSIN,
CITY/COUNTY OF WAUKESHA, TO WIT:

         I HEREBY CERTIFY, that on this 8th day of December, 1998, before me, the undersigned Notary Public of said State/Commonwealth, personally appeared Mark W. Ohlendorf, who acknowledged himself/herself to be the Vice President of ALS Holdings, Inc, a Delaware corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Vice President of said corporation by signing the name of the corporation by himself/herself as Vice President.

         WITNESS my hand and Notarial Seal.

                                   /s/ Joyce Hansen
                                  --------------------------------------
                                  Notary Public


My Commission Expires: 5/26/02.



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STATE/COMMONWEALTH OF WISCONSIN,
CITY/COUNTY OF WAUKESHA, TO WIT:

         I HEREBY CERTIFY, that on this 8th day of December, 1998, before me, the undersigned Notary Public of said State/Commonwealth, personally appeared Mark W. Ohlendorf, who acknowledged himself/herself to be the Senior Vice President of Alternative Living Services, Inc., a Delaware corporation, known to me (or satisfactorily proven) to be the person whose name is subscribed to the within instrument, and acknowledged that he executed the same for the purposes therein contained as the duly authorized Senior Vice President of said corporation by signing the name of the corporation by himself/herself as Senior Vice President.

         WITNESS my hand and Notarial Seal.

                                  /s/ Joyce Hansen
                                  --------------------------------------
                                  Notary Public


My Commission Expires: 5/26/02.

STATE/COMMONWEALTH OF ___________,
CITY/COUNTY OF ____________ , TO WIT:

         I HEREBY CERTIFY, that on this _____ day of _____________, 19__, before me, the undersigned Notary Public of said State/Commonwealth, personally appeared ________________, who acknowledged himself/herself to be a _______________ of Bank United, known to me (or satisfactorily proven) to be a person whose name is subscribed to the within instrument, and acknowledged that she executed the same for the purposes therein contained as the duly authorized ___________________ of said Bank by signing the name of the Bank by herself as
_______________.

         WITNESS my hand and Notarial Seal.


                                  ------------------------------
                                  Notary Public

My Commission Expires:



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